TO OUR SHAREHOLDERS:

Total net assets at June 30, 1995 were $522.7 million, or $19.77 per share, compared to $461.9 million, or $17.47 per share at December 31, 1994. The six-month portfolio total return of 14.8% compared to 20.2% for the Standard & Poor's 500 Stock Index.

   First half return by portfolio sector varied widely. The public portfolio 19.8% total return approximated the S&P 500 results and would have placed our public portfolio in the highest quartile among about 700 long-term growth equity mutual funds. Our other two portfolio sectors, Consolidated-Tomoka Land Co. and private placements, together generated a 4.2% return. Private placement return reflects the first quarter write-down of Alliance Northwest Industries; other private investments continue to perform to expectations and there have been no further valuation changes.

   A mid year dividend of $0.20 per share was paid June 7 to shareholders of record as of May 15. Based upon average net asset value of $17.60 for the eight-month period from November 1, 1994 through June 30, 1995, our 8% annual payout policy would result in additional 1995 calendar year distributions totalling at least $1.21.

   Public equities continued their early strength virtually uninterrupted through the second quarter. Technology maintained its market leadership, although industrials and the financial service sectors also were strong. Continuing signs of moderating economic growth and reduced inflation assured markets that the Federal Reserve was succeeding in avoiding both inflation and recession. The Fed apparently agreed and after a long series of increases, it reduced rates after the second quarter.

  Enthusiasm for equities was enhanced by signs of fiscal restraint in Washington in the form of Congressional action to balance the Federal budget by 2002. This is directionally consistent with increased savings and reduced inflation.

  Based upon current conditions, we continue to have long-term optimism for U.S. equities, particularly those in sectors favored by our long-held themes of investment, savings, and export. The greatest risks to our thesis appear to be political in nature, such as weakening budget resolve in the U.S., international trade conflicts, or deepening Japanese financial distress.

David D. Peterson
President and
Chief Executive Officer

STATEMENT OF ASSETS AND LIABILITIES

                                                                   June 30, 1995
ASSETS                                                               (Unaudited)
                                                                   -------------
 INVESTMENTS, AT VALUE:
  Portfolio securities:
    Unaffiliated issuers (cost $313,192,804) .....................  $423,730,277
    Controlled affiliates (cost $36,121,147) .....................    85,641,785
  Money market securities (cost $12,591,973) .....................    12,591,973
                                                                    ------------
     TOTAL INVESTMENTS (COST $361,905,924) .......................   521,964,035
 CASH ............................................................         2,274
 RECEIVABLE FOR SECURITIES SOLD ..................................       889,375
 DIVIDENDS AND INTEREST RECEIVABLE ...............................       701,731
 OTHER ASSETS ....................................................       439,543
                                                                    ------------
     TOTAL ASSETS ................................................   523,996,958
LIABILITIES ......................................................
 PAYABLE FOR SECURITIES PURCHASED ................................       653,759
 ACCOUNTS PAYABLE AND ACCRUED LIABILITIES ........................       622,628
                                                                    ------------
     TOTAL LIABILITIES ...........................................     1,276,387
                                                                    ------------
NET ASSETS .......................................................  $522,720,571
                                                                    ============

ANALYSIS OF NET ASSETS
 COMMON STOCK, $1 PAR VALUE, AUTHORIZED -- 40,000,000 SHARES;
   ISSUED AND OUTSTANDING -- 26,441,682 SHARES ...................  $ 26,441,682
 CAPITAL SURPLUS (A) .............................................   158,657,921
 ACCUMULATED NET REALIZED GAIN FROM INVESTMENT TRANSACTIONS (B) ..   129,009,927
 OTHER RETAINED EARNINGS (B) .....................................    48,458,430
 UNREALIZED APPRECIATION ON INVESTMENTS AND FUTURES ..............   160,152,611
                                                                    ------------
NET ASSETS .......................................................  $522,720,571
                                                                    ============
NET ASSET VALUE PER SHARE ........................................  $      19.77
                                                                    ============

-------------
(a) Represents the excess of the issue price over the par value of newly issued stock distributed by the Company to its shareholders under its reinvestment plan and rights offering.

(b) Prior to January 1, 1970, operating and other non-portfolio activities were included in other retained earnings. Accumulated net realized gain from investment transactions at June 30, 1995 includes $9,482,142 net gain realized during 1994 to be distributed to shareholders in December 1995.

2           See accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS


                                                                SIX MONTHS ENDED     Year Ended
                                                                  JUNE 30, 1995      December 31,
                                                                   (UNAUDITED)          1994
                                                                ----------------   --------------
INVESTMENT INCOME
 Dividends from:
  Unaffiliated issuers...........................................   $ 2,142,531    $  3,581,692
  Controlled affiliates..........................................     1,000,000       1,750,000
                                                                    -----------    ------------
                                                                      3,142,531       5,331,692
                                                                    -----------    ------------
 Interest from:
  Unaffiliated issuers...........................................     3,128,591       4,554,371
  Controlled affiliates..........................................       420,000         840,000
                                                                    -----------    ------------
                                                                      3,548,591       5,394,371
                                                                    -----------    ------------
    TOTAL INCOME.................................................     6,691,122      10,726,063
                                                                    -----------    ------------
EXPENSES
 Investment research.............................................       899,342       1,706,000
 Administration and operations...................................       503,310         932,092
 Rent............................................................       135,642         295,149
 Directors fees and expenses.....................................        82,265         147,050
 Reports to shareholders.........................................       153,434         129,558
 Professional fees...............................................        66,030         173,345
 Custodian and transfer agent fees...............................        40,226          70,810
 Taxes other than income.........................................        32,502          70,818
 Other...........................................................       160,118         268,464
                                                                    -----------    ------------
    TOTAL EXPENSES...............................................     2,072,869       3,793,286
                                                                    -----------    ------------
      NET INVESTMENT INCOME......................................     4,618,253       6,932,777
                                                                    -----------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 Net realized gain on sales of investments in unaffiliated
   issuers, including options purchased..........................    17,401,759      50,451,816
 Net realized loss on covered call options written...............             -      (5,185,111)
 Net realized gain (loss) on financial futures transactions......     1,461,550      (2,538,000)
                                                                    -----------    ------------
     Net realized gain on sales of investments...................    18,863,309      42,728,705
 Net change in unrealized appreciation of investments............    42,596,623     (74,674,301)
                                                                    -----------    ------------
      NET REALIZED AND UNREALIZED GAIN (LOSS)
       ON INVESTMENTS............................................    61,459,932     (31,945,596)
                                                                    -----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS..................................................   $66,078,185    $(25,012,819)
                                                                    ===========    ============



      See accompanying Notes to Financial Statements                          3

STATEMENT OF CASH FLOWS


                                                                          SIX MONTHS ENDED     Year Ended
                                                                            JUNE 30, 1995     December 31,
                                                                             (UNAUDITED)          1994
                                                                          ----------------    ------------
Cash Flows from Operating Activities
          Net increase (decrease) in net assets resulting
              from operations...........................................      $ 66,078,185   $ (25,012,819)
          Adjustments to reconcile increase (decrease) in
              net assets from operations to net cash provided
              by (used in) operating activities:
              Net realized and unrealized (gain) loss on investments....       (61,459,932)     31,945,596
              (Increase) decrease in receivable for securities sold.....           913,750      (1,175,625)
              (Increase) decrease in dividends and interest receivable..           864,644        (973,821)
              (Increase) decrease in other assets.......................            (6,104)         58,592
              Increase (decrease) in payable for securities purchased...           653,759      (9,063,270)
              Increase (decrease) in accounts payable and
                accrued liabilities.....................................            13,631         (19,749)
                                                                              ------------   -------------
                 Net cash provided by (used in) operating activities....         7,057,933      (4,241,096)
                                                                              ------------   -------------
Cash Flows from Investing Activities
          Purchases of portfolio securities and options.................       (82,262,597)   (217,516,097)
          Sales of portfolio securities and options.....................        87,163,828     256,774,059
          Proceeds from options written.................................                 -      16,026,254
          Cost of options repurchased...................................                 -     (27,106,364)
          Net realized gain (loss) on financial
            futures transactions........................................         1,556,050      (2,538,000)
          Sales/maturities of money market securities, net..............        (8,239,401)      8,472,306
                                                                              ------------   -------------
                Net cash provided by (used in) investing activities.....        (1,782,120)     34,112,158
                                                                              ------------   -------------
Cash Flows from Financing Activities
          Dividends and capital gain distributions......................        (5,288,336)    (29,960,478)
                                                                              ------------   -------------
              Net cash (used in) financing activities...................        (5,288,336)    (29,960,478)
                                                                              ------------   -------------
Net (Decrease) in Cash..................................................           (12,523)        (89,416)
Cash at the Beginning of the Period.....................................            14,797         104,213
                                                                              ------------   -------------
Cash at the End of the Period...........................................      $      2,274   $      14,797
                                                                              ============   =============
Supplemental Disclosure of
   Noncash Financing Activities
              Capital gain distribution reinvestments...................      $          -   $  15,865,885
                                                                              ============   =============


4          See accompanying Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS ENDED    Year Ended
                                                                   JUNE 30, 1995    December 31,
                                                                    (UNAUDITED)         1994
                                                                 ----------------   ------------
OPERATIONS
 Net investment income ........................................      $  4,618,253   $  6,932,777
 Net realized gain on sales of investments ....................        18,863,309     42,728,705
 Net change in unrealized appreciation ........................        42,596,623    (74,674,301)
                                                                     ------------   ------------
   Net increase (decrease) in net assets
    resulting from operations .................................        66,078,185    (25,012,819)
                                                                     ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income ........................................        (5,288,336)    (7,239,654)
 Net realized gain from investment transactions ...............            --        (38,586,710)
                                                                     ------------   ------------
   Total dividends to shareholders ............................        (5,288,336)   (45,826,364)
                                                                     ------------   ------------
     Net increase (decrease) in net assets from
      operations after distributions ..........................        60,789,849    (70,839,183)
                                                                     ------------   ------------
CAPITAL SHARE TRANSACTIONS--NET INCREASE ......................            --         15,879,895
                                                                     ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS .......................        60,789,849    (54,959,288)
NET ASSETS AT THE BEGINNING OF THE PERIOD .....................       461,930,722    516,890,010
                                                                     ------------   ------------
NET ASSETS AT THE END OF THE PERIOD ...........................      $522,720,571   $461,930,722
                                                                     ============   ============


See accompanying Notes to Financial Statements                                 5

STATEMENT OF INVESTMENTS
June 30, 1995 - Unaudited                       Shares      VALUE

INVESTMENTS IN UNAFFILIATED ISSUERS - 81.06%
PUBLIC PORTFOLIO - 69.73%
 HEALTH CARE - 2.86%
  Foundation Health Corporation (b)...........  200,000  $ 5,425,000
  United HealthCare Corporation...............  230,241    9,526,221
                                                         -----------
                                                          14,951,221
 CONSUMER PRODUCTS AND SERVICES - 10.00%
  Federated Department Stores, Inc. (b).......  350,000    9,012,500
  Newell Co...................................  400,000    9,750,000
  The Walt Disney Company.....................  190,000   10,545,000
  CONSUMER GROWTH GROUP
   Department 56, Inc. (b)....................   90,000    3,442,500
   Lechters, Inc. (b).........................  287,500    4,456,250
   Toys 'R' Us, Inc. (b)......................  120,000    3,510,000
  CONSTRUCTION GROUP
   Owens-Corning Fiberglas Corporation (b)....  100,000    3,687,500
   Toll Brothers, Inc. (b)....................  270,000    4,320,000
   USG Corporation  (b).......................  150,000    3,562,500
                                                         -----------
                                                          52,286,250
                                                         -----------
 TECHNOLOGY - 117.70%
  American Power Conversion Corp. (b).........  425,000    9,721,875
  Cisco Systems, Inc. (b).....................  300,000   15,168,750
  DSC Communications Corp. (b)................  160,000    7,440,000
  EMC Corporation (b).........................  400,000    9,700,000
  KLA Instruments Corporation (b).............  140,000   10,815,000
  Solectron Corporation (b)...................  280,000    9,555,000
  Sybase, Inc. (b)............................  270,000    7,931,250
  INFORMATION TECHNOLOGY GROUP
   Nextel Communications, Class A (b).........  160,000    2,260,000
   Raychem Corporation........................   90,000    3,442,500
   Sequent Computer Systems, Inc. (b).........  220,000    3,918,750
   StrataCom, Inc. (b)........................  120,000    5,850,000
   Varian Associates, Inc.....................  120,000    6,720,000
                                                         -----------
                                                          92,523,125
                                                         -----------
 ENERGY - 6.24%
  Baker Hughes Incorporated...................  400,000    8,200,000
  Diamond Shamrock, Inc.......................  289,500    7,454,625
  Panhandle Eastern Corporation...............  350,000    8,531,250
  Union Texas Petroleum Holdings, Inc.........  400,000    8,450,000
                                                         -----------
                                                          32,635,875
                                                         -----------
 FINANCE - 11.40%
  Aon Corporation.............................  270,000   10,057,500
  Barnett Banks, Inc..........................  400,000   20,550,000
  General Re Corporation......................   50,000    6,693,750
  T. Rowe Price Associates, Inc...............  107,500    4,138,750
  REAL ESTATE GROUP
   JDN Realty Corporation.....................  150,000    3,056,250
   Merry Land & Investment Company, Inc.......  142,300    2,899,363
  GROWTH LENDING INSTITUTIONS GROUP
   Crestar Financial Corporation..............   80,000    3,920,000
   UJB Financial Corp.........................  140,000    4,252,500
   Union Planters Corporation.................  150,000    4,012,500
                                                         -----------
                                                          59,580,613
                                                         -----------

6        See accompanying Notes to Statement of Investments

STATEMENT OF INVESTMENTS



June 30, 1995 - Unaudited                                                        Shares or
                                                                              Principal Amount      VALUE
                                                                              ----------------  -------------
INVESTMENTS IN UNAFFILIATED ISSUERS (continued)
 BASIC INDUSTRIES - 4.56%
  Great Lakes Chemical Corporation..........................................        180,000      $ 10,845,000
  Wausau Paper Mills Company................................................        568,992        12,980,130
                                                                                                 ------------
                                                                                                   23,825,130
                                                                                                 ------------
 PRODUCER GOODS - 11.81%
  Bandag, Incorporated......................................................        170,000        10,625,000
  The Boeing Company........................................................        150,000         9,393,750
  Cooper Industries, Inc....................................................        220,000         8,690,000
  Harnischfeger Industries, Inc.............................................        356,420        12,341,043
  York International Corporation............................................        200,000         9,000,000
  ENGINEERING AND CONSTRUCTION GROUP
   Foster Wheeler Corporation...............................................        100,000         3,525,000
   Jacobs Engineering Group Inc. (b)........................................        200,000         4,400,000
   The Manitowoc Company, Inc...............................................         80,700         2,330,212
   Thomas Group, Inc. (b)...................................................        137,500         1,443,750
                                                                                                 ------------
                                                                                                   61,748,755
                                                                                                 ------------
 TRANSPORTATION - 2.63%
  Norfolk Southern Corporation..............................................        100,000         6,737,500
  GROWTH TRANSPORTATION GROUP
   Heartland Express, Inc. (b)..............................................        125,207         3,192,778
   RailTex, Inc. (b)........................................................        161,200         3,828,500
                                                                                                 ------------
                                                                                                   13,758,778
                                                                                                 ------------
 UTILITIES - 2.53%
  MCI Communications Corporation............................................        600,000        13,200,000
                                                                                                 ------------
    Total public portfolio (Cost: $261,575,110).............................                      364,509,747
                                                                                                 ------------
PRIVATE PLACEMENT PORTFOLIO - 11.33%
  Champion Healthcare Corporation -- hospital management company
   Series D Convertible Preferred Stock (b)(c)(d)...........................        111,111         1,999,998
   11% Subordinated Note due 12/31/2003 (c)(d)..............................    $ 8,000,000         8,000,000
   Stock Purchase Warrants Expiring 12/31/2003 (c)(d).......................        240,000                --
  County Seat Holdings, Inc., common stock -- specialty retailer (b)(c)(d)..        111,067         1,249,509
  Earth Technology Corporation - environmental engineering  and consulting
   12.5% Senior Subordinated Note due 6/30/98 (c)(d)........................    $10,000,000        10,000,000
   Stock Purchase Warrants Expiring 7/1/98 (c)(d)...........................        166,500                --
  EXCL Communications, Inc. -- radio broadcasting
   Convertible Preferred Stock (b)(c)(d)....................................      2,150,000         2,150,000
   Convertible Preferred Stock, Series II (b)(c)(d).........................        510,931           510,931
   14% Subordinated Debenture due 6/30/2000 (c)(d)..........................    $ 3,800,000         3,800,000
  Home State Holdings, Inc. -- property and casualty insurers
   11.50% Subordinated Note due 10/3/2004 (c)(d)............................    $10,050,000         9,594,638
   Stock Purchase Warrants Expiring 10/3/2004 (c)(d)........................        150,750           472,941
  TBN Holdings Inc. - hazardous waste recycler
   12% Subordinated Note due 12/31/2002 (c)(d)..............................    $ 8,000,000         8,000,000
   Series C-3 Convertible Preferred Stock (b)(c)(d).........................      1,511,628         3,239,000
   Stock Purchase Warrants Expiring 12/31/2002 (c)(d).......................      1,100,000            11,000
  United HealthCare Corporation
   Common stock (c)(e)......................................................        240,370         8,751,872
  Golder, Thoma, Cressey Fund II Limited Partnership (c)(d).................    $   474,280         1,121,123
  Phillips-Smith Specialty Retail Group Limited Partnership (c)(d)..........    $    67,979           319,518
                                                                                                 ------------
    Total private placement portfolio (Cost: $51,617,694)...................                       59,220,530
                                                                                                 ------------
  TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS (COST: $313,192,804)............                      423,730,277
                                                                                                 ------------


              See accompanying Notes to Statement of Investments                                                7

STATEMENT OF INVESTMENTS

June 30, 1995 - Unaudited

                                                                                                   Shares or
                                                                                               Principal Amount        Value
                                                                                               ----------------    ------------
INVESTMENTS IN CONTROLLED AFFILIATES - 16.38%
    Publicly-Traded - 12.91%
        Consolidated-Tomoka Land Co., common stock (majority-owned) -- development
           of Florida real estate; production and sale of citrus fruit (Cost: $5,030,627) ...       5,000,000      $ 67,500,000
                                                                                                                   ------------
    Private Placement Portfolio - 3.47%
        Alliance Northwest Industries, Inc. -- commercial and residential lighting fixtures
           Series B Convertible Preferred Stock (b)(c)(d) ...................................       2,000,000                 -
           Series C Convertible Preferred Stock (b)(c)(d) ...................................             500                 -
           Series D Convertible Preferred Stock (b)(c)(d) ...................................           1,000                 -
           Stock Purchase Warrants Expiring 12/20/2000 (b)(c)(d) ............................       1,687,941                 -
        American Electronic Components, Inc. -- electronic component manufacturer
           Common stock (b)(c)(f) ...........................................................       1,511,374         6,808,958
        Citadel Communications Corporation -- radio broadcasting
           Series A Convertible Preferred Stock (b)(c)(d) ...................................         972,000         3,374,865
           Series C Convertible Preferred Stock (b)(c)(d) ...................................         275,904           957,962
        Citadel Broadcasting Corporation -- radio broadcasting
            12% Class A Subordinated Note due 6/30/2000 (c)(d) ..............................     $ 7,000,000         7,000,000
                                                                                                                   ------------
               Total private placement portfolio (Cost: $31,090,520) ........................                        18,141,785
                                                                                                                   ------------
        TOTAL INVESTMENTS IN CONTROLLED AFFILIATES (COST: $36,121,147) ......................                        85,641,785
                                                                                                                   ------------

MONEY MARKET SECURITIES - 2.41%
        Ford Motor Credit Company -- 5.98% to 6.15% due 7/7/95 to 9/11/95 ...................     $11,590,000        11,519,983
        U.S. Treasury bills -- 6.595% due 11/16/95 ..........................................     $ 1,100,000         1,071,990
                                                                                                                   ------------
        TOTAL INVESTMENTS IN MONEY MARKET SECURITIES (COST: $12,591,973) ....................                        12,591,973
                                                                                                                   ------------
        Total Investments - 99.85% (COST: $361,905,924) .....................................                       521,964,035
        OTHER ASSETS LESS LIABILITIES -- .15% ...............................................                           756,536
                                                                                                                   ------------
        NET ASSETS - 100.00% ................................................................                      $522,720,571
                                                                                                                   ============

        ---------------

        (a) Based on the cost of investments of $361,905,924 for federal income tax purposes at June 30, 1995, net unrealized appreciation was $160,058,111, which consisted of gross unrealized appreciation of $179,573,041 and gross unrealized depreciation of $19,514,930.

        (b)  Non-income producing security.

        (c) Securities subject to legal or contractual restrictions on sale. Valued at cost on the dates of acquisition and at a fair value as determined by the board of directors of the Company as of June 30, 1995. The aggregate value of restricted securities was $77,362,315, or 14.80% of net assets, at June 30, 1995.

        (d) There were no unrestricted securities of the same issue outstanding on June 30, 1995 or the dates of acquisition.

        (e) Valued at 88.0% of the current market price of unrestricted common stock of United HealthCare Corporation.

        (f) Valued at 60.1% of the current market price of unrestricted common stock of American Electronic Components, Inc.

CHANGES IN PORTFOLIO

Quarter Ended June 30, 1995 - Unaudited


                                                                                               Shares or Principal Amount*
                                                                                      ----------------------------------------------
                                                                                                                          Held at
                                                                                      Purchased            Sold        June 30, 1995
                                                                                      ---------          --------      -------------
PUBLIC
PORTFOLIO EMC Corporation........................                                       400,000                            400,000
          Foster Wheeler Corporation.............                                        82,000                            100,000
          Jacobs Engineering Group Inc...........                                        50,000                            200,000
          Lechters, Inc..........................                                        47,500                            287,500
          The Manitowoc Company, Inc.............                                        80,700                             80,700
          StrataCom, Inc.........................                                       120,000                            120,000
          Sybase, Inc............................                                       300,000             30,000         270,000
          T. Rowe Price Associates, Inc..........                                       107,500                            107,500
          Toys 'R' Us, Inc.......................                                       120,000                            120,000
          BJ Services Company....................                                                          200,000               -
          Cirrus Logic, Inc......................                                                          250,000               -
          Harley-Davidson, Inc...................                                                           17,100               -
          IHOP Corp..............................                                                          130,000               -
          KLA Instruments Corporation............                                                           10,000         140,000
          Merry Land & Investment Company, Inc...                                                           27,700         142,300
          Varian Associates, Inc.................                                                           80,000         120,000

PRIVATE   United HealthCare Corporation,
PORTFOLIO   20% Subordinated Note due 7/1/2001,
            Complete Health Services, Inc. -
            subsidiary of United HealthCare
            Corporation..........................                                                        4,250,000               -
          -----------------
          * Excludes shares acquired or disposed of as a result of  stock dividends, stock splits, stock reorganizations, mergers and conversions.

FINANCIAL HIGHLIGHTS

The following table shows per share operating performance data, total investment return, ratios and supplemental data for the six months ended June 30, 1995 and the year ended December 31, 1994.


                                                                                  SIX MONTHS ENDED     Year Ended
                                                                                    JUNE 30, 1995     December 31,
PER SHARE OPERATING PERFORMANCE                                                      (UNAUDITED)          1994
                                                                                     ----------       ------------
         Net asset value, beginning of period.............                           $    17.47         $  20.42
                                                                                     ----------         --------
              Net investment income.......................                                  .20              .35
              Net realized gain (loss) and change in
               unrealized appreciation and other changes..                                 2.30            (1.36)
                                                                                     ----------         --------
         Total from investment operations.................                                 2.50            (1.01)
         Less distributions:
              Dividends from net investment income........                                 (.20)            (.35)
              Distribution from net realized gain.........                                    -            (1.46)
                                                                                     ----------         --------
         Total distributions..............................                                 (.20)           (1.81)
                                                                                     ----------         --------
         Dilution resulting from:
              Reinvestment of capital gain distribution...                                    -             (.13)
                                                                                     ----------         --------
         Net asset value, end of period...................                           $    19.77         $  17.47
                                                                                     ==========         ========
         Per share market price, end of period............                           $    16.00         $  13.75
TOTAL INVESTMENT RETURN-SHAREHOLDER RETURN................                                17.83%           (7.51)%
RATIOS/SUPPLEMENTAL DATA
              Net assets, end of period (in 000's)........                           $  522,721         $461,931
              Ratio of expenses to average net assets.....                                  .85%             .75%
              Ratio of net investment income to average
               net assets.................................                                 1.88%            1.38%
              Portfolio turnover..........................                                34.32%           41.63%
              Number of shares outstanding, end of period
               (in 000's).................................                               26,442           26,442


NOTES TO FINANCIAL STATEMENTS


NOTE 1. SIGNIFICANT ACCOUNTING POLICIES
The Company is registered under the Investment Company Act of 1940 as a non-diversified closed-end management investment company.

INVESTMENT VALUATION:
Investments are stated at "value". Securities traded on securities exchanges or on the Nasdaq National Market are valued at the last reported sales prices on the day of valuation; listed and Nasdaq securities for which no sales were reported on that day and other securities traded in the over-the-counter market are valued at the mean of closing bid and asked prices on that day. Money market instruments are valued at amortized cost. Financial futures are valued at the settlement price established each day by the exchange on which they are traded. Restricted securities and other securities for which prices are not readily available, or for which market quotations are considered to not reflect fair value, are valued at a fair value as determined by the board of directors.
  The Company may be considered to be a "controlling person" of Consolidated-Tomoka Land Co. and American Electronic Components, Inc. within the meaning of the Securities Act of 1933. A public distribution of shares of either company therefore would require registration under the Securities Act. The shares of Consolidated-Tomoka Land Co. are valued by the board of directors at the closing price as reported by the American Stock Exchange on the day of valuation. The shares of American Electronic Components, Inc. are valued at a fair value as determined by the board of directors.

INVESTMENT TRANSACTIONS:
Investment transactions are accounted for on the trade date. Realized gains and losses on investment transactions are determined on an identified cost basis.

INVESTMENT INCOME:
The Company records dividends on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discount on securities purchased. Such income is classified based on the affiliation status of the issuer as of the date of the financial statements.

FEDERAL INCOME TAXES, DIVIDENDS, AND DISTRIBUTIONS
TO SHAREHOLDERS:
The Company intends to qualify each year as a "regulated investment company" under the provisions of the Internal Revenue Code so that it will not be liable for federal income tax on net investment income and capital gain distributed to shareholders.
  In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes, the Company intends to distribute substantially all of its taxable net investment income (including net realized short-term capital gain, if any) within the time limits prescribed by the Internal Revenue Code. Accordingly, no provision has been made for federal income or excise tax on such income.
  For the year ended December 31, 1994, the Company distributed $1.46 per share of net realized long-term capital gain to shareholders.
  Long-term capital gain distributions are taxable as long-term capital gain to shareholders, irrespective of how long the related shares have been held. Short-term capital gain distributed to shareholders is taxable as ordinary dividend income.
  Dividends and distributions payable to shareholders are recorded by the Company on the ex-dividend date.

NOTE 2. CAPITAL STOCK
The Company may purchase shares of its own stock in open market or private transactions from time to time and at such prices and amounts as management may deem advisable. Since such purchases are made at prices below net asset value, they increase the net asset value per share of the remaining shares outstanding. The Company made no such purchases for the first six months of 1995 and the year ended December 31, 1994.
  Other transactions in capital stock for the first six months of 1995 and the year ended December 31, 1994 were as follows:

                           Shares                  Amount
                     -------------------   ---------------------
                      1995       1994       1995         1994
                     ------    ---------   ------    -----------
Reinvestment of
  capital gain
  distributions....      --    1,123,249       --    $ 1,123,249
Increase in
  capital surplus..                            --     14,756,646
                                          -------    -----------
  Net increase.....                       $          $15,879,895
                                          -------    -----------

NOTE 3. EXPENSES
Aggregate compensation paid or accrued during the first six months of 1995 and for the year ended December 31, 1994 to officers of the Company amounted to $550,018 and $1,080,800, respectively. Fees, excluding expenses, of $73,150 and $147,050 were incurred for directors who were not officers of the Company during the first six months of 1995 and for the year ended December 31, 1994, respectively.

PAGE>

NOTES TO FINANCIAL STATEMENTS


NOTE 4. INVESTMENT TRANSACTIONS
The cost of securities purchased and proceeds from securities sold during the first six months of 1995, excluding money market instruments, aggregated $82,245,018 and $87,163,828, respectively.
  The Company paid brokerage commissions totalling $20,600 and $79,457 for the six months ended June 30, 1995 and the year ended December 31, 1994, respectively, to Goldman, Sachs & Co., of which James P. Gorter, chairman of the board of the Company, is a limited partner.

NOTE 5. FUTURES TRANSACTIONS
In order to maintain a substantially fully invested position in the stock market, the Company buys Standard & Poor's 500 Stock Index futures contracts. Upon entering into a futures contract, the Company is required to deposit with its custodian either cash or eligible securities in an amount set by the relevant futures exchange, known as "initial margin." Subsequent payments, known as "variation margin," are made on a daily basis as the market prices of the underlying futures contracts fluctuate. For financial statement purposes, such variation margin is recognized on a daily basis as gain or loss.
  The Company had the following S&P 500 futures contracts open as of June 30, 1995:

 Contract                 Number of     Expiration       Gain (Loss) at
  Amount      Position    Contracts        Month          June 30, 1995
----------    --------    ---------   ---------------    --------------
$4,103,625      Long         15       September, 1995        $94,500

The aggregate market value of U.S. Treasury bills pledged to cover margin requirements for the open futures positions at June 30, 1995 was $167,000.

NOTE 6. RETIREMENT PLANS AND POST-RETIREMENT HEALTH CARE BENEFITS
The Company maintains a non-contributory defined benefit pension plan covering all of its employees. Benefits under the plan are based on salary and years of service. The Company makes annual contributions to the plan in accordance with federal tax law and ERISA requirements. Total plan contributions for 1994 were $37,500. Net pension expense for 1994 was $35,467.
  In addition, the Company has a non-contributory money purchase pension plan covering all employees. Company contributions are based on compensation. Total plan contributions for 1994 were $265,799.
  The Company also provides certain health care benefits for retired employees. All of the Company's employees become eligible for these benefits upon retirement and the coverage is provided on a contributory basis. These benefits are subject to deductible and co-payment provisions, medicare supplements and other limitations. The net expense for post-retirement health care benefits for 1994 was $75,270.

DIRECTORS AND OFFICERS



BOARD OF DIRECTORS
Frederick S. Addy           Richard M. Jones
Bob D. Allen                Burton G. Malkiel
J. Barton Goodwin           David D. Peterson
James P. Gorter             William H. Springer
David D. Grumhaus

OFFICERS
James P. Gorter             Chairman of the Board
David D. Peterson           President and Chief Executive Officer
Steven C. Carhart           Vice President
George V. Carracio, Jr.     Vice President
James P. Koeneman           Vice President and Secretary
Scott E. Smith              Vice President
Janet Sandona Jones         Treasurer and Assistant Secretary

CORPORATE DATA
TRANSFER AND DIVIDEND DISBURSING AGENT
Harris Trust and Savings Bank
(312) 461-6834

CUSTODIAN
UMB Bank, N.A.

LEGAL COUNSEL
Bell, Boyd & Lloyd

ADDRESS OF COMPANY
200 West Madison Street
Suite 3510
Chicago, Illinois 60606
(312) 236-9190 or
(800) BKF-1891

BAKER, FENTRESS & COMPANY

REPORT TO SHAREHOLDERS

[LOGO]SM

INVESTING
IN THE
EMERGING
AMERICAN
ECONOMY

   SECOND QUARTER
   JUNE 30, 1995

2

[LOGO]
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